SECOND AMENDMENT TO
EMPLOYMENT AGREEMENT

This Second Amendment is entered into effective January 1, 1994, between MLX CORP., a Georgia (formerly Michigan) corporation ("MLX"), and BRIAN R. ESHER ("Esher").

WHEREAS, MLX and Esher entered into that certain Employment Agreement effective as of February 10, 1991, (The "Employment Agreement") and that certain First Amendment to Employment Agreement effective as of March 27, 1993 ("First Amendment" and collectively as "the Contract").

WHEREAS, MLX and Esher desire to continue the employment relationship;

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Esher and MLX hereby extend the Contract to December 31, 1994 and amend it as follows:

1. Section "2." of the Contract shall be amended to reflect the extension of the Contract from a three (3) year period to a period through December 31, 1994 and this Second Amendment shall reflect changes effective from January 1, 1994 through December 31, 1994.

2. Section "3.B." of the Contract is amended to delete the number
"$100,000" and substituting in lieu thereof the number "$125,000."

3. Section "3.C." shall be deleted and replaced as follows:

"C. Annual Bonus. MLX shall pay to Esher an annual bonus, which shall be computed in accordance with the following formula:

(i) Based on the MLX level Annual Operating Plan Profit ("AOP", pre-tax and pre-interest $6,110,000) MLX shall pay to Esher a bonus of not more than $75,000 based on a sliding scale:

(ii) Sliding Scale Formula:

% of AOP achieved   Bonus dollars   % of AOP achieved   Bonus dollars
   <90%                   $0.00             90             $25,000
    91                   27,500             92              30,000
    93                   32,500             94              35,000
    95                   37,500             96              40,000
    97                   42,500             98              45,000
    99                   47,500            100              50,000
   101                   52,500            102              55,000
   103                   57,500            104              60,000
   105                   62,500            106              65,000
   107                   67,500            108              70,000
   109                   72,500            110 & >          75,000"

4. All terms and conditions of the Contract, as hereby amended, shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Second
Amendment effective as of the day and year first above written.

MLX CORP.

By: /s/James D. Askren II, Secy.

/s/Brian R. Esher